UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2023

Date of reporting period:	January 1 , 2023 – December 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam INVESTMENTS
A Franklin Templeton Company

Putnam Variable Trust

Putnam VT Small Cap Value Fund

Annual report
12 | 31 | 23

Message from the Trustees

February 12, 2024

Dear Shareholder:

With the new year comes new beginnings. We are pleased to report that on January 1, 2024, Franklin Resources, Inc., a leading global asset management firm operating as Franklin Templeton, acquired Putnam Investments.

With complementary capabilities and an established infrastructure serving over 150 countries, Franklin Templeton enhances Putnam’s investment, risk management, operations, and technology platforms. Together, our firms are committed to delivering strong fund performance and more choices for our investors.

As we enter this new chapter, you can rest assured that your fund continues to be actively managed by the same experienced professionals. Your investment team is exploring new and attractive opportunities for your fund, while monitoring changing market conditions. The following pages provide an update on your fund.

Thank you for investing with Putnam.

Performance summary (as of 12/31/23)

Investment objective
Capital appreciation

Net asset value December 31, 2023

Class IA: $11.70	Class IB: $11.43

Annualized total return at net asset value (as of 12/31/23)

	Class IA shares	Class IB shares	Russell 2000
	(4/30/99)	(4/30/99)	Value Index
1 year	24.13%	23.75%	14.65%
5 years	14.45	14.17	10.00
10 years	8.09	7.82	6.76
Life of fund	9.36	9.10	8.77

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The Russell 2000® Value Index is an unmanaged index of those companies in the small-cap Russell 2000® Index chosen for their value orientation.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

Putnam VT Small Cap Value Fund	1

Report from your fund’s manager

Can you describe investing conditions for U.S. small-cap value stocks during the 12-month reporting period ended December 31, 2023?

The year was marked by a rise and subsequent fall in inflation expectations, leading to growing optimism around interest-rate cuts in 2024. Outside of inflation and rates, the equity markets were dominated by the strong performance of large-cap technology companies with exposure to developments in artificial intelligence [AI] and GLP-1s, a class of drugs that may offer exciting advancements in weight loss. Large-cap growth stocks strongly outperformed the broader equity markets during this time. In early November, the Fed signaled that interest rates had peaked. Sentiment improved dramatically, sparking a strong risk-on rally as the market began pricing in interest-rate cuts in 2024.

Given the robust performance of technology growth stocks, growth strategies outperformed value strategies for the year. However, investors’ increased appetite for risk assets and assets that had underperformed for much of 2023 sparked a strong rally in small-cap and value stocks in early November. Small-cap value stocks, as measured by the Russell 2000 Value Index, the fund’s benchmark, closed 2023 with strong double-digit returns. Benchmark gains were strongest in the consumer discretionary, industrials, and information technology sectors. The utilities and health care sectors delivered negative results.

How did Putnam VT Small Cap Value Fund perform relative to its benchmark for the reporting period?

While we had been more in the camp of expecting a recession, we did not wish to overplay this stance. In the third quarter, we increased the fund’s weighting in lower-valued stocks, including banks and other economically sensitive stocks. This focus on risk control helped the fund outperform the benchmark in both up and down markets that characterized the fourth quarter.

For the 12-month reporting period, the fund’s class IA shares returned 24.13%, outperforming the benchmark, the Russell 2000® Value Index, which returned 14.65%. Strong stock-selection results in health care, information technology, and communication services sectors accounted for the fund’s performance.

Top individual contributors during the period included an overweight position in ImmunoGen and an out-of-benchmark position in Celestica. An out-of-benchmark position in IBEX, Ltd. and an overweight position in Edgio detracted from the fund’s relative outperformance. We sold our positions in ImmunoGen and Edgio during the period.

What is your outlook for 2024?

We continue to believe the U.S. economy is at risk of a recession given our belief that the lagging effects of the Federal Reserve’s aggressive monetary tightening has not been fully felt throughout the U.S. economy. That said, we admit that the recent drop in interest rates has provided some relief for parts of the U.S. economy, and we believe this may be enough for the Fed to achieve its so-called soft-landing. We do expect inflation to remain subdued near term. Thus, we expect favorable market conditions for the early part of 2024, conditioned on employment data remaining favorable. The U.S. economy could eventually succumb to rising unemployment by the summer, in our view. This scenario would create headwinds for the equity markets, in our view. As always, we remain watchful for upcoming economic data.

How have you positioned the fund given your outlook?

Based on our outlook and relatively low confidence in the future path of U.S. growth, we are closely monitoring position weightings to avoid making large factor or sector bets. This is consistent with our long-standing strategy, which focuses on individual stock selection as the path to outperformance. We believe the portfolio is relatively well balanced between companies that are more defensive and those that depend on decent growth continuing.

We continue to look for businesses with identifiable catalysts for improving fundamental results and that we believe are not fully appreciated by investors. While we are always attracted to better-quality businesses and balance sheets, we are less willing to take on balance sheet risk in these uncertain times.

The foregoing information reflects our views, which are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

2	Putnam VT Small Cap Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/23 to 12/31/23. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/22*	0.78%	1.03%
Annualized expense ratio for the six-month
period ended 12/31/23†	0.78%	1.03%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

†Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/23		ended 12/31/23
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.25	$5.61	$3.97	$5.24
Ending value
(after
expenses)	$1,164.20	$1,161.60	$1,021.27	$1,020.01

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/23. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Putnam VT Small Cap Value Fund	3

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Small Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Small Cap Value Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

4	Putnam VT Small Cap Value Fund

The fund’s portfolio 12/31/23

COMMON STOCKS (99.1%)*	Shares	Value

Aerospace and defense (0.8%)
V2X, Inc. †	20,882	$969,760
		969,760
Automobile components (1.8%)
Dorman Products, Inc. †	13,200	1,101,012
Motorcar Parts of America, Inc. †	115,095	1,074,987
		2,175,999
Banks (17.1%)
Amalgamated Financial Corp.	33,800	910,572
Axos Financial, Inc. †	28,400	1,550,640
Bancorp, Inc. (The) †	48,240	1,860,134
Bank of NT Butterfield & Son, Ltd. (The)
(Bermuda) S	32,000	1,024,320
Business First Bancshares, Inc.	34,900	860,285
Capital City Bank Group, Inc.	16,900	497,367
Coastal Financial Corp./WA † S	21,963	975,378
ConnectOne Bancorp, Inc.	54,709	1,253,383
First Foundation, Inc.	294,403	2,849,821
Five Star Bancorp	41,135	1,076,914
Metropolitan Bank Holding Corp. † S	28,220	1,562,824
Northrim BanCorp, Inc. S	12,200	697,962
OFG Bancorp (Puerto Rico)	58,800	2,203,824
Origin Bancorp, Inc.	16,500	586,905
Peapack-Gladstone Financial Corp.	12,700	378,714
QCR Holdings, Inc.	15,678	915,438
Southern First Bancshares, Inc. †	14,544	539,582
UMB Financial Corp.	13,600	1,136,280
		20,880,343
Beverages (1.0%)
MGP Ingredients, Inc. S	12,300	1,211,796
		1,211,796
Biotechnology (2.9%)
MiMedx Group, Inc. †	158,600	1,390,922
Veracyte, Inc. †	48,300	1,328,733
Xencor, Inc. †	38,400	815,232
		3,534,887
Building products (4.2%)
Janus International Group, Inc. †	126,100	1,645,605
JELD-WEN Holding, Inc. †	50,800	959,104
Tecnoglass, Inc. S	28,700	1,311,877
UFP Industries, Inc.	9,264	1,163,095
		5,079,681
Capital markets (1.0%)
Perella Weinberg Partners	96,400	1,178,972
		1,178,972
Chemicals (1.9%)
Olin Corp.	22,580	1,218,191
Tronox Holdings PLC Class A	76,545	1,083,877
		2,302,068
Commercial services and supplies (2.9%)
Deluxe Corp.	46,800	1,003,860
HNI Corp.	45,500	1,903,265
VSE Corp.	10,515	679,374
		3,586,499
Communications equipment (3.5%)
Aviat Networks, Inc. †	37,672	1,230,368
NETGEAR, Inc. †	84,600	1,233,468
Ribbon Communications, Inc. †	600,900	1,742,610
		4,206,446
Construction and engineering (1.0%)
Granite Construction, Inc. S	24,547	1,248,460
		1,248,460

COMMON STOCKS (99.1%)* cont.	Shares	Value

Containers and packaging (0.8%)
Graphic Packaging Holding Co. S	40,600	$1,000,790
		1,000,790
Diversified consumer services (3.4%)
H&R Block, Inc.	26,500	1,281,805
Perdoceo Education Corp.	75,300	1,322,268
Universal Technical Institute, Inc. †	119,227	1,492,722
		4,096,795
Diversified REITs (1.2%)
Alpine Income Property Trust, Inc. R	84,752	1,433,156
		1,433,156
Electric utilities (2.2%)
ALLETE, Inc.	17,400	1,064,184
NRG Energy, Inc.	30,400	1,571,680
		2,635,864
Electronic equipment, instruments, and components (1.2%)
Celestica, Inc. (Canada) †	51,605	1,510,994
		1,510,994
Energy equipment and services (4.0%)
Diamond Offshore Drilling, Inc. †	95,900	1,246,700
Helix Energy Solutions Group, Inc. †	99,100	1,018,748
Newpark Resources, Inc. †	267,737	1,777,774
Oceaneering International, Inc. †	36,317	772,826
		4,816,048
Entertainment (0.9%)
Lions Gate Entertainment Corp. Class A † S	100,984	1,100,726
		1,100,726
Financial services (1.9%)
NewtekOne, Inc. S	65,600	905,280
Walker & Dunlop, Inc.	12,780	1,418,708
		2,323,988
Ground transportation (0.8%)
Marten Transport, Ltd.	48,400	1,015,432
		1,015,432
Health care equipment and supplies (1.1%)
Lantheus Holdings, Inc. †	2,940	182,280
QuidelOrtho Corp. †	15,500	1,142,350
		1,324,630
Health care providers and services (6.2%)
Aveanna Healthcare Holdings, Inc. †	305,429	818,550
Brookdale Senior Living, Inc. †	339,746	1,977,322
ModivCare, Inc. †	27,900	1,227,321
Option Care Health, Inc. †	31,100	1,047,759
Quipt Home Medical Corp. †	216,100	1,099,949
RadNet, Inc. †	38,120	1,325,432
		7,496,333
Health care REITs (1.0%)
Healthcare Realty Trust, Inc. R	70,800	1,219,884
		1,219,884
Hotel and resort REITs (2.0%)
Apple Hospitality REIT, Inc. R S	78,000	1,295,580
RLJ Lodging Trust R	101,440	1,188,877
		2,484,457
Hotels, restaurants, and leisure (2.5%)
Aramark	32,300	907,630
Chuy’s Holdings, Inc. †	24,900	951,927
Dave & Buster’s Entertainment, Inc. † S	23,100	1,243,935
		3,103,492
Household durables (3.1%)
Cavco Industries, Inc. †	4,300	1,490,466
M/I Homes, Inc. †	7,100	977,954
Meritage Homes Corp.	4,300	749,060
Taylor Morrison Home Corp. †	9,900	528,165
		3,745,645

Putnam VT Small Cap Value Fund	5

COMMON STOCKS (99.1%)* cont.	Shares	Value

Insurance (3.0%)
Heritage Insurance Holdings, Inc. †	146,604	$955,858
Horace Mann Educators Corp.	22,100	722,670
Kemper Corp.	19,200	934,464
Skyward Specialty Insurance Group, Inc. †	30,805	1,043,673
		3,656,665
Leisure products (0.5%)
Clarus Corp. S	90,079	621,095
		621,095
Machinery (2.2%)
Chart Industries, Inc. † S	8,543	1,164,667
Hillman Solutions Corp. †	165,400	1,523,334
		2,688,001
Media (1.3%)
Gray Television, Inc.	181,400	1,625,344
		1,625,344
Metals and mining (2.5%)
Alamos Gold, Inc. Class A (Canada)	53,480	720,376
Haynes International, Inc.	22,456	1,281,115
Schnitzer Steel Industries, Inc. Class A	33,300	1,004,328
		3,005,819
Mortgage real estate investment trusts (REITs) (3.7%)
AGNC Investment Corp. R S	119,400	1,171,314
Ladder Capital Corp. R	82,512	949,713
MFA Financial, Inc. R	89,100	1,004,157
Rithm Capital Corp. R	125,880	1,344,398
		4,469,582
Multi-utilities (1.8%)
Algonquin Power & Utilities Corp. (Canada) S	157,600	996,032
Unitil Corp.	21,780	1,144,975
		2,141,007
Oil, gas, and consumable fuels (4.6%)
CNX Resources Corp. †	56,220	1,124,400
Equitrans Midstream Corp.	102,000	1,038,360
Magnolia Oil & Gas Corp. Class A S	52,485	1,117,406
Permian Resources Corp. S	83,313	1,133,057
SM Energy Co.	29,400	1,138,368
		5,551,591
Professional services (0.8%)
IBEX, Ltd. †	53,190	1,011,142
		1,011,142
Real estate management and development (0.2%)
LuxUrban Hotels, Inc. †	45,560	271,993
		271,993
Semiconductors and semiconductor equipment (1.1%)
SMART Global Holdings, Inc. †	69,900	1,323,207
		1,323,207

COMMON STOCKS (99.1%)* cont.	Shares	Value

Specialty retail (1.1%)
ODP Corp. (The) †	15,200	$855,760
Shoe Carnival, Inc. S	18,300	552,843
		1,408,603
Textiles, apparel, and luxury goods (1.3%)
Steven Madden, Ltd.	16,600	697,200
Unifi, Inc. †	135,564	902,856
		1,600,056
Tobacco (1.0%)
Turning Point Brands, Inc.	47,300	1,244,936
		1,244,936
Trading companies and distributors (3.6%)
BlueLinx Holdings, Inc. †	8,500	963,135
Custom Truck One Source, Inc. †	192,400	1,189,032
Hudson Technologies, Inc. †	90,800	1,224,892
McGrath RentCorp	8,300	992,846
		4,369,905

Total common stocks (cost $112,791,854)		$120,672,091

SHORT-TERM INVESTMENTS (14.0%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 5.59% [d]	16,589,974	$16,589,974
Putnam Short Term Investment Fund
Class P 5.53% L	433,965	433,965
Total short-term investments (cost $17,023,939)		$17,023,939

Total investments (cost $129,815,793)		$137,696,030

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2023 through December 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $121,828,637.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

WRITTEN OPTIONS OUTSTANDING at 12/31/23 (premiums $9,370)	Expiration	Notional	Contract
Counterparty	date/strike price	Amount	amount	Value
Bank of America N.A.
Celestica, Inc. (Call)	Jan-24/$27.50	$240,652	$8,219	$18,335
Total				$18,335

The accompanying notes are an integral part of these financial statements.

6	Putnam VT Small Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$2,726,070	$—	$—
Consumer discretionary	16,751,685	—	—
Consumer staples	2,456,732	—	—
Energy	10,367,639	—	—
Financials	32,509,550	—	—
Health care	12,355,850	—	—
Industrials	19,968,880	—	—
Information technology	7,040,647	—	—
Materials	6,308,677	—	—
Real estate	5,409,490	—	—
Utilities	4,776,871	—	—
Total common stocks	120,672,091	—	—
Short-term investments	—	17,023,939	—
Totals by level	$120,672,091	$17,023,939	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(18,335)	$—
Totals by level	$—	$(18,335)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund	7

Statement of assets and liabilities
12/31/23

Assets
Investment in securities, at value, including $16,028,343 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $112,791,854)	$120,672,091
Affiliated issuers (identified cost $17,023,939) (Note 5)	17,023,939
Dividends, interest and other receivables	251,760
Receivable for shares of the fund sold	25,112
Receivable for investments sold	1,506,159
Total assets	139,479,061

Liabilities
Payable for investments purchased	657,159
Payable for shares of the fund repurchased	170,243
Payable for compensation of Manager (Note 2)	61,811
Payable for custodian fees (Note 2)	8,854
Payable for investor servicing fees (Note 2)	13,166
Payable for Trustee compensation and expenses (Note 2)	64,288
Payable for administrative services (Note 2)	1,688
Payable for distribution fees (Note 2)	16,584
Written options outstanding, at value (premiums $9,370) (Note 1)	18,335
Collateral on securities loaned, at value (Note 1)	16,589,974
Other accrued expenses	48,322
Total liabilities	17,650,424

Net assets	$121,828,637

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$107,908,291
Total distributable earnings (Note 1)	13,920,346
Total — Representing net assets applicable to capital shares outstanding	$121,828,637
Computation of net asset value Class IA
Net assets	$41,348,347
Number of shares outstanding	3,533,774
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.70

Computation of net asset value Class IB
Net assets	$80,480,290
Number of shares outstanding	7,039,851
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.43

The accompanying notes are an integral part of these financial statements.

8	Putnam VT Small Cap Value Fund

Statement of operations
Year ended 12/31/23

Investment income
Dividends (net of foreign tax of $10,626)	$2,125,766
Interest (including interest income of $49,562 from investments in affiliated issuers) (Note 5)	49,579
Securities lending (net of expenses) (Notes 1 and 5)	74,178
Total investment income	2,249,523

Expenses
Compensation of Manager (Note 2)	689,781
Investor servicing fees (Note 2)	77,914
Custodian fees (Note 2)	27,353
Trustee compensation and expenses (Note 2)	4,934
Distribution fees (Note 2)	184,227
Administrative services (Note 2)	3,681
Other	62,670
Total expenses	1,050,560
Expense reduction (Note 2)	(664)
Net expenses	1,049,896

Net investment income	1,199,627

Realized and unrealized gain (loss)
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	5,770,155
Written options (Note 1)	98,177
Total net realized gain	5,868,332
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	17,287,657
Written options	(8,965)
Total change in net unrealized appreciation	17,278,692

Net gain on investments	23,147,024

Net increase in net assets resulting from operations	$24,346,651

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund	9

Statement of changes in net assets

	Year ended	Year ended
	12/31/23	12/31/22
Increase (decrease) in net assets
Operations:
Net investment income	$1,199,627	$572,217
Net realized gain on investments	5,868,332	15,890,504
Change in net unrealized appreciation (depreciation) of investments	17,278,692	(34,406,117)
Net increase (decrease) in net assets resulting from operations	24,346,651	(17,943,396)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(165,310)	(233,539)
Class IB	(114,947)	(227,345)
Net realized short-term gain on investments
Class IA	—	(2,580,242)
Class IB	—	(5,118,781)
From capital gain on investments
Net realized long-term gain on investments
Class IA	(4,508,140)	(3,231,770)
Class IB	(8,850,938)	(6,411,304)
Increase from capital share transactions (Note 4)	87,051	157,953
Total increase (decrease) in net assets	10,794,367	(35,588,424)
Net assets:
Beginning of year	111,034,270	146,622,694
End of year	$121,828,637	$111,034,270

The accompanying notes are an integral part of these financial statements.

10	Putnam VT Small Cap Value Fund

Financial highlights
(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/23	$10.82	.13	2.11	2.24	(.05)	(1.31)	(1.36)	$11.70	24.13	$41,348.78		1.24	80
12/31/22	14.16	.07	(1.63)	(1.56)	(.07)	(1.71)	(1.78)	10.82	(12.80)	38,206	.80 [e]	.62	79
12/31/21	10.18	.07	4.02	4.09	(.11)	—	(.11)	14.16	40.37	49,169.75		.54	92
12/31/20	9.96	.11	.22	.33	(.11)	—	(.11)	10.18	4.12	38,990.80		1.32	119
12/31/19	9.05	.13	1.94	2.07	(.12)	(1.04)	(1.16)	9.96	24.12	40,671.80		1.34	164
Class IB
12/31/23	$10.60	.10	2.06	2.16	(.02)	(1.31)	(1.33)	$11.43	23.75	$80,480	1.03	1.00	80
12/31/22	13.90	.04	(1.60)	(1.56)	(.03)	(1.71)	(1.74)	10.60	(12.98)	72,829	1.05[e]	.37	79
12/31/21	10.01	.04	3.94	3.98	(.09)	—	(.09)	13.90	39.90	97,454	1.00	.29	92
12/31/20	9.77	.08	.25	.33	(.09)	—	(.09)	10.01	3.96	80,214	1.05	1.07	119
12/31/19	8.89	.10	1.91	2.01	(.09)	(1.04)	(1.13)	9.77	23.82	82,839	1.05	1.09	164

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Includes one-time proxy cost of 0.02%.

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund	11

Notes to financial statements 12/31/23

Unless otherwise noted, the “reporting period” represents the period from January 1, 2023 through December 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Franklin Templeton	Franklin Resources, Inc.
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam
Management
Putnam Management	Putnam Investment Management, LLC, the fund’s
manager, an indirect wholly-owned subsidiary of
Franklin Templeton
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam VT Small Cap Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of March 31, 2023, the index was composed of companies having market capitalizations of between approximately $6.3 million and $6.8 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

12	Putnam VT Small Cap Value Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Options contracts The fund uses options contracts for generating additional income for the portfolio and for managing downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterpar-ty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $18,335 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, if any, is net of expenses and is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $16,589,974 and the value of securities loaned amounted to $16,030,556. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $38,588 to decrease undistributed net investment income and $38,588 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable

Putnam VT Small Cap Value Fund	13

earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$17,030,643
Unrealized depreciation	(9,569,689)
Net unrealized appreciation	7,460,954
Undistributed ordinary income	1,180,206
Undistributed short-term gain	3,821,475
Undistributed long-term gain	1,457,702
Cost for federal income tax purposes	$130,216,741

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.620% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management and PIL, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management (the investment manager to the fund and a wholly-owned subsidiary of Putnam Holdings) and PIL (sub-adviser to the fund and an indirect, wholly-owned subsidiary of Putnam Holdings) became indirect, wholly-owned subsidiaries of Franklin Templeton. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management and the sub-management contract for the fund between Putnam Management and PIL that were in place for the fund before the Transaction. However, Putnam Management and PIL continue to provide uninterrupted services with respect to the fund pursuant to new investment management and sub-management contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024. The terms of the new investment management and sub-management contracts are substantially similar to those of the previous investment management and sub-management contracts, and the fee rates payable under the new investment management and sub-management contracts are the same as the fee rates under the previous investment management and sub-management contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$26,313
Class IB	51,601
Total	$77,914

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $664 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $94, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable from July 1, 1995 through December 31, 2023. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Franklin Templeton, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities (Long-term)	$89,137,728	$103,416,871
U.S. government securities
(Long-term)	—	—
Total	$89,137,728	$103,416,871

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

14	Putnam VT Small Cap Value Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/23		Year ended 12/31/22		Year ended 12/31/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	317,043	$3,289,974	284,983	$3,570,210	594,654	$5,839,283	546,239	$6,532,781
Shares issued in connection with
reinvestment of distributions	509,646	4,673,450	479,806	6,045,551	998,428	8,965,885	951,248	11,757,430
	826,689	7,963,424	764,789	9,615,761	1,593,082	14,805,168	1,497,487	18,290,211
Shares repurchased	(822,596)	(8,404,764)	(707,793)	(8,502,609)	(1,424,477)	(14,276,777)	(1,638,271)	(19,245,410)
Net increase (decrease)	4,093	$(441,340)	56,996	$1,113,152	168,605	$528,391	(140,784)	$(955,199)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/22	Purchase cost	Sale proceeds	Investment income	12/31/23
Short-term investments
Putnam Cash Collateral Pool, LLC*	$12,315,103	$98,442,299	$94,167,428	$472,448	$16,589,974
Putnam Short Term Investment Fund
Class P**	2,747,560	29,726,941	32,040,536	49,562	433,965
Total Short-term investments	$15,062,663	$128,169,240	$126,207,964	$522,010	$17,023,939

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$12,000
Written equity option contracts (contract amount)	$14,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$—	Payables	$18,335
Total		$—		$18,335

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Total
Equity contracts	$(70,912)	$(70,912)
Total	$(70,912)	$(70,912)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Total
Equity contracts	$(8,965)	$(8,965)
Total	$(8,965)	$(8,965)

Putnam VT Small Cap Value Fund	15

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Total
Assets:
Purchased options**#	$—	$—
Total Assets	$—	$—
Liabilities:
Written options #	18,335	18,335
Total Liabilities	$18,335	$18,335
Total Financial and Derivative Net Assets	$(18,335)	$(18,335)
Total collateral received (pledged)†##	$—
Net amount	$(18,335)
Controlled collateral received (including TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

16	Putnam VT Small Cap Value Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,816,559 as a capital gain dividend with respect to the taxable year ended December 31, 2023, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT Small Cap Value Fund	17

Shareholder meeting results (Unaudited)

October 20, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
9,498,434	350,573	557,179

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
9,409,848	435,386	560,951

All tabulations are rounded to the nearest whole number.

18	Putnam VT Small Cap Value Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Barbara M. Baumann Born 1955 Trustee since 2010 Vice Chair since 2022	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, Chair since 2018	Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
Jennifer Williams Murphy* Born 1964 Trustee since 2022	Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.	Previously, a Director of Western Asset Mortgage Capital Corporation.	
Marie Pillai Born 1954 Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.	Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.	
George Putnam III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment adviser; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

Putnam VT Small Cap Value Fund	19

*Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

†Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary.

‡Ms. Trust is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management by virtue of her positions with certain affiliates of Putnam Management.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2023, there were 105 funds in the Putnam family of funds, including 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds. Each Trustee serves as Trustee of the 105 funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 127 other funds that are advised by one or more affiliates of Putnam Management.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

20	Putnam VT Small Cap Value Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Kelley Hunt (Born 1984)	Denere P. Poulack (Born 1968)
Vice President and Assistant Treasurer	AML Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2023	Since 2023	and Assistant Treasurer
Director, Financial Reporting, Putnam Holdings	Manager, U.S. Financial Crime Compliance,	Since 2004
Franklin Templeton
James F. Clark (Born 1974)		Janet C. Smith (Born 1965)
Vice President and Chief Compliance Officer	Martin Lemaire (Born 1984)	Vice President, Principal Financial
Since 2016	Vice President and Derivatives Risk Manager	Officer, Principal Accounting Officer,
Chief Compliance Officer, Putnam Management	Since 2022	and Assistant Treasurer
and Putnam Holdings	Risk Manager and Risk Analyst,	Since 2007
	Putnam Management	Head of Fund Administration Services, Putnam
Michael J. Higgins (Born 1976)		Holdings and Putnam Management
Vice President, Treasurer, and Clerk	Alan G. McCormack (Born 1964)
Since 2010	Vice President and Derivatives Risk Manager	Stephen J. Tate (Born 1974)
	Since 2022	Vice President and Chief Legal Officer
Jonathan S. Horwitz (Born 1955)	Head of Quantitative Equities and Risk,	Since 2021
Executive Vice President, Principal Executive	Putnam Management	General Counsel, Putnam Holdings, Putnam
Officer, and Compliance Liaison		Management, and Putnam Retail Management
Since 2004

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

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22	Putnam VT Small Cap Value Fund

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24	Putnam VT Small Cap Value Fund

Other important information

Proxy voting

The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfoliosecurities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Barbara M. Baumann, Vice Chair
Boston, MA 02110	P.O. Box 219697	Liaquat Ahamed
	Kansas City, MO 64121-9697	Katinka Domotorffy
Investment Sub-Advisor		Catharine Bond Hill
Putnam Investments Limited	Custodian	Jennifer Williams Murphy
16 St James’s Street	State Street Bank and Trust Company	Marie Pillai
London, England SW1A 1ER		George Putnam III
	Legal Counsel	Robert L. Reynolds
Marketing Services	Ropes & Gray LLP	Manoj P. Singh
Putnam Retail Management		Mona K. Sutphen
Limited Partnership	Independent Registered	Jane E. Trust
100 Federal Street	Public Accounting Firm
Boston, MA 02110	PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Small Cap Value Fund	25

This report has been prepared for the shareholders
of Putnam VT Small Cap Value Fund.	ANVT162 335887 2/24

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2023	$25,273	$ —	$4,442	$ —
December 31, 2022	$32,286	$ —	$7,813	$ —

For the fiscal years ended December 31, 2023 and December 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $364,574 and $249,824 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2023	$ —	$360,132	$ —	$ —
December 31, 2022	$ —	$242,011	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2024